UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This amendment No. 1 to Form 8-K amends our Form 8-K dated July 1, 2025, originally filed with the Securities Exchange Commission ("SEC") on July 8, 2025 (the "Original Report"). We filed the Original Report to report the Agreement for the Sale and Purchase of the Entire Issued Share Capital and Loan Notes of Wattbike (Holdings) Limited (“Wattbike”) (the “Purchase Agreement”) with the shareholders of Wattbike identified in the Purchase Agreement (the “Shareholders”) and holders of certain promissory notes (the “Notes’) issued by Wattbike (the “Noteholders”) to acquire the entire issued share capital and Notes of Wattbike (the “Transaction”).

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated balance sheets of Wattbike (Holdings) Limited and subsidiaries as of September 30, 2024 and September 30, 2023 and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the years ended September 30, 2024 and September 30, 2023 and the auditor's report required by this Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited consolidated balance sheets of Wattbike (Holdings) Limited and subsidiaries as of June 30, 2025 and September 30, 2024, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the nine months ended June 30, 2025 required by this Item 9.01(a) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information required by Item 9.01(b) and the notes related thereto pursuant to Article 11 of Regulation S-X are filed as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of UHY LLP, independent auditor's of Wattbike (Holdings) Limited
99.1	Pro Forma Financial Information
Unaudited pro forma combined balance sheet as of June 30, 2025 and statements of operations for the six months ended June 30, 2025
Unaudited pro forma statements of operations for the year ended September 30, 2024 for Wattbike (Holdings) Limited and the year ended December 31, 2024 of Interactive Strength Inc.
99.2	Financial Statements of Business Acquired
(i) Report of Independent Auditor

(ii) Consolidated balance sheets of Wattbike (Holdings) Limited and subsidiaries as of September 30, 2024 and 2023, the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended

99.3	Financial Statements of Business Acquired

(i) Consolidated balance sheets of Wattbike (Holdings) Limited and subsidiaries as of June 30, 2025 (unaudited) and September 30, 2024, and the related (unaudited) consolidated statements of operations, changes in stockholders’ deficit and cash flows for the nine months ended June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	September 17, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)